UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 30, 2009

__________

INTEGRATED BIOPHARMA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-31668	22-2407475
(COMMISSION FILE NUMBER	(I.R.S. EMPLOYER IDENTIFICATION NO.)

225 Long Avenue

Hillsdale, New Jersey 07205

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 926-0816
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant.

(1) Dismissal of Amper, Politziner & Mattia, LLP

Amper, Politziner & Mattia, LLP (“Amper”) was previously the principal accounting firm for Integrated BioPharma, Inc. (the “Company”). On November 2, 2009, Amper was dismissed as the Company’s independent registered public accounting firm based upon a decision of the Audit Committee of the Board of Directors of the Company.

The audit reports of Amper on the consolidated financial statements of the Company for the Company’s two most recent years through June 30, 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles; provided, however, that Amper’s report dated October 12, 2009 did contain a explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through November 2, 2009, there were no disagreements with Amper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Amper, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.

During the Company’s two most recent fiscal years and through November 2, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Amper with a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested Amper to furnish the Company with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of such letter, dated November 2, 2009, is filed as Exhibit 16.1 to this Report.

(2) Engagement of Friedman LLP

Effective October 30, 2009, the Audit Committee of the Company’s Board of Directors approved the appointment of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the year ending June 30, 2010.

During the Company’s two most recent fiscal years and through the Engagement Date, neither the Company nor anyone on its behalf consulted Friedman regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

16.1 Letter from Amper, Politziner & Mattia, LLP, dated November 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2009                                                INTEGRATED BIOPHARMA, INC.

By:     /s/ Dina L. Masi
Dina L. Masi
Chief Financial Officer

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